Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 12

Subsequent Events:

Management has evaluated subsequent events that have occurred through the date these unaudited interim condensed financial statements were issued.

On June 28, 2024, the Company entered into a securities purchase agreement for the issuance of 81,944 common shares at a purchase price of $9.60 per share. The offering closed on July 1, 2024. Investors also received unregistered warrants to purchase up to 81,944 common shares at an exercise price of $9.60 per share. These warrants are exercisable upon issuance and will expire five years from the date of issuance. The offering resulted in gross proceeds of $786,660. The net proceeds will be used for working capital and general corporate purposes.

H.C. Wainwright & Co., LLC served as the exclusive placement agent for the offering. The Company agreed to pay the Placement Agent a cash fee of 7.0% of the gross proceeds, a management fee of 1.0% of the gross proceeds, and $50,000 for accountable expenses. Additionally, the Company issued to the Placement Agent warrants to purchase up to 5,736 common shares at an exercise price of $12.00 per share. These warrants are exercisable from the date of issuance until five years from the commencement of sales in the offering.

On July 29, 2024, the Company and Kadimastem Ltd., or Kadimastem, announced a binding term sheet for a transaction under which Kadimastem is anticipated to become a wholly owned subsidiary of NLS. Kadimastem’s shareholders will acquire an 85% interest in NLS (the “Transaction”). Upon completion, the combined company is expected to operate under the name Kadimastem and be traded on the Nasdaq Capital Market. Existing Kadimastem shareholders will hold 85% of the merged company’s shares, while existing NLS shareholders will hold the remaining 15%.

The Transaction is subject to Nasdaq and shareholder approval, as well as other conditions, and is structured so that NLS will remain an SEC reporting company listed on the Nasdaq Capital Market.

The Company filed amended and restated Articles of Association with the commercial registry of the Canton of Zurich, Switzerland, reflecting an increase in share capital, effective September 27, 2024. The total outstanding share capital is CHF 854,133, divided into 1,067,667 registered shares, each with a nominal value of CHF 0.80.

The Company also filed a notice of a reverse split with the commercial registry of the Canton of Zurich, Switzerland, on September 27, 2024. The reverse split became effective in Switzerland on September 27, 2024.

The reverse stock split was at a ratio of 1-for-40.

All share and per share amounts in the accompanying unaudited interim condensed financial statements have been retroactively adjusted to reflect the reverse stock split for all periods presented.

On August 28, 2024, the Company agreed with Eurofarma to terminate the EF License Agreement effective September 30, 2024. Neither party has any claims against the other in relation to the EF License Agreement and its termination. As a result, the Company will recognize $2,499,969 of previously deferred revenue upon the termination.

On September 13, 2024, the Company announced an Extraordinary Shareholders’ Meeting to be held on October 3, 2024. Only shareholders of record holding common shares as of September 9, 2024, were entitled to vote. The agenda items proposed included various financial and operational matters. At the meeting, a quorum was present, and the shareholders of the Registrant approved all agenda items as proposed. The meeting included the following matters that will affect various financial matters of the Company:

1.	Ordinary Capital Increase re Private Financing Round

The shareholders’ meeting approved the proposal of the Board of Directors to increase the share capital by way of an ordinary capital increase by CHF 645,161.60.

2.	Ordinary Capital Increase re Debt Conversion A

The shareholders’ meeting approved the proposal of the Board of Directors to increase the share capital by way of an ordinary capital increase by CHF 325,464.80.

3.	Ordinary Capital Increase re Debt Conversion B

The shareholders’ meeting approved the proposal of the Board of Directors to increase the share capital by way of an ordinary capital increase by CHF 69,724.00.

4.	Ordinary Capital Increase re Vendor Buy-Out

The shareholders’ meeting approved the proposal of the Board of Directors to increase the share capital by way of an ordinary capital increase by CHF 645,161.60.

On September 16, 2024, the Company and an institutional investor entered into a warrant amendment agreement to amend warrants to purchase up to 172,836 common shares, par value CHF 0.80. The amendment adjusted the definition of a “Fundamental Transaction” and the exercise price to CHF 0.80. Following an increase in authorized common shares, the Company will issue pre-funded warrants to purchase up to 191,431 common shares for aggregate proceeds of $153,144.

On October 9, 2024, the Company entered into a securities purchase agreement, or the Equity Purchase Agreement, with certain accredited investors. Pursuant to the terms of the Equity Purchase Agreement, the Company agreed to issue and sell to the investors, in a private placement offering (i) 806,452 common shares, par value CHF 0.80 per share, and (ii) common share purchase warrants, to purchase 806,452 Common Shares, at a combined purchase price of $3.97, for aggregate gross proceeds of $3.2 million. The Common Warrants have a term of five years and have an exercise price of $4.25 per share, for aggregate proceeds of $3.4 million. Pursuant to the Equity Purchase Agreement, the Company agreed to grant the investors the right to participate in the aggregate, up to fifty percent (50%) of future offerings for one year following the closing of the offering. In addition, the Company agreed not to enter into an equity line of credit or similar agreement, without the consent of the majority of the holders of the preferred shares. The transactions contemplated by the Equity Purchase Agreement closed on October 10, 2024.

In addition, on October 9, 2024, the Company entered into a securities purchase agreement, or the Debt Purchase Agreement, with an accredited investor, pursuant to which in exchange for the satisfaction of the Company’s debt in the aggregate amount of $4.0 million held by the investor, the Company agreed to issue 806,452 newly designated convertible preferred shares, at a purchase price of $4.96 (rounded). The preferred shares contain a conversion price of $4.96 per share. The transactions contemplated by the Debt Purchase Agreement closed on October 10, 2024. Pursuant to the Debt Purchase Agreement, the Company agreed to grant the investor the right to purchase up to an additional $10.0 million worth of convertible preferred shares beginning six months after the closing and continuing for as long as the investor owns preferred shares. Additionally, pursuant to the Debt Purchase Agreement, the Company agreed to grant the investor the right to participate in up to fifty percent (50%) of future offerings of the Company’s securities for one year following the closing. In addition, the Company agreed to not to enter into an equity line of credit or similar agreement, without the consent of the majority of the holders of the preferred shares.

On October 10, 2024, the Company successfully implemented a crucial restructuring measure by converting the claims of debt holders in the amount of $2,788,650 into 493,986 common shares. This conversion was facilitated through an ordinary capital increase, providing the necessary shares for the debt holders.

As of October 10, 2024, the Company believes that it has regained compliance with the minimum bid price requirement pursuant to Nasdaq Listing Rule 5550(a)(2), due to the fact that its common shares have traded above $1.00 for ten consecutive trading days.